UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2020 (August 15, 2020)

GNC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35113	20-8536244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Sixth Avenue

Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 288-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	GNCIQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*

On June 30, 2020, the issuer’s common stock was suspended from trading on the New York Stock Exchange (the “NYSE”). Effective July 1, 2020, trades in the issuer’s common stock began being quoted on the OTC Pink Marketplace under the symbol “GNCIQ.” On July 1, 2020, the NYSE filed a Form 25 to delist the issuer’s common stock and to remove it from registration under Section 12(b) of the Exchange Act. Upon deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), the common stock will remain registered under Section 12(g) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

Amendments to Stalking Horse Agreement

As previously disclosed, on June 23, 2020, GNC Holdings, Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Debtors”) commenced voluntary cases under Chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On July 22, 2020, the Bankruptcy Court entered an order approving the Debtors’ bidding procedures which will be used in connection with the sale of substantially all of their assets (the “Bidding Procedures Order”). The Bidding Procedures Order required, among other things, the execution of a Stalking Horse Agreement no later than August, 4, 2020. As previously disclosed, the Debtors entered into a Stalking Horse Agreement (as amended from time to time, the “Stalking Horse Agreement”) on August 7, 2020 with Harbin Pharmaceutical Group Holding Co., Ltd. (“Harbin”), which was filed as Exhibit 10.11 to the Company’s Quarterly Report on Form 10-Q, filed on August 10, 2020.

On August 15, 2020, the Company, on behalf of itself and the other Debtors, and Harbin entered into the First Amendment to the Stalking Horse Agreement (the “First Amendment”), pursuant to which either Harbin or the Company is permitted to terminate the Stalking Horse Agreement if (i) the Bidding Protections Order (as defined in the First Amendment) has not been entered by the Bankruptcy Court by August 20, 2020 (see Item 8.01 below for further information) or (ii) after its entry, the Bidding Protections Order ceases to be in full force and effect. Furthermore, on August 19, 2020, the Company, on behalf of itself and the other Debtors, and Harbin entered into the Second Amendment to the Stalking Horse Agreement (the “Second Amendment”, and together with the First Amendment, the “Amendments”), pursuant to which, among other things, (i) the outside date was extended from October 15, 2020 to October 31, 2020, (ii) the break-up fee payable by the Company under certain circumstances was reduced from $22.8 million to $15.2 million and (iii) the bid protection provisions were modified to provide that the Company will only be required to reimburse Harbin’s expenses (but not pay the break-up fee) in the event that a restructuring transaction is consummated following a termination of the Stalking Horse Agreement as a result of (a) certain legal impediments described in the Stalking Horse Agreement, (b) the Bidding Procedures Order being withdrawn or (c) a sale order not being entered by September 24, 2020, in each case, subject to certain exceptions described in the Second Amendment.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the First Amendment and the Second Amendment, which have been filed with the Bankruptcy Court and are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 8.01	Other Events

On August 19, 2020, the Bankruptcy Court entered (i) the Bidding Protections Order [Docket No. 811] and (ii) an order modifying the Bidding Procedures Order to extend the date by which the Debtors were required to file the Stalking Horse Agreement from August 4, 2020 to August 7, 2020 to allow for the selection of Harbin as the stalking horse [Docket No. 810].

Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at http://cases.primeclerk.com/GNC, a website administered by Prime Clerk, a third party bankruptcy claims and noticing agent. The information on this web site is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations and business that is not historical information. Forward-looking statements can often be identified by the use of terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “projects,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions, or by discussions regarding the Company’s strategy and outlook. While the Company believes there is a reasonable basis for its expectations and beliefs, they are inherently uncertain and subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other things: the highly competitive industry in which we operate; unfavorable publicity or consumer perception of our products; product innovation; our exploration of new strategic initiatives; our manufacturing operations; relationships with our vendors; our distribution network and inventory management; our ability to develop and maintain a relevant omni-channel experience for our customers; the performance of, and our relationships with, our franchisees; the location of our stores; availability of raw materials; risks related to COVID-19 (novel coronavirus) and its impacts on our markets (including decreased customer traffic at malls and other places our stores are located); general economic conditions; the risk of delays, interruptions and disruptions in our global supply chain, including disruptions in supply due to COVID-19 (novel coronavirus) or other disease outbreaks; material claims or product recalls; regulatory compliance; the value of our brand name; privacy protection and cyber-security; our current debt profile and risks related to our capital structure; possible joint ventures; our key executives and employees; insurance; the timing and outcome of the Chapter 11 Cases and the Company’s filing for relief under Chapter 11; and tax rate risks. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Actual results could differ materially from those described or implied by such forward-looking statements. For a more detailed discussion of important factors that may materially affect such forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2020 and June 30, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	First Amendment to Stalking Horse Agreement, by and among GNC Holdings, Inc., on behalf of itself and the other Debtors, and Harbin, dated August 15, 2020.

10.2	Second Amendment to Stalking Horse Agreement, by and among GNC Holdings, Inc., on behalf of itself and the other Debtors, and Harbin, dated August 19, 2020.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Date: August 20, 2020	By:	/s/ Tricia K. Tolivar
	Name:	Tricia K. Tolivar
	Title:	Executive Vice President and Chief Financial Officer